UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 29, 2006

                          FIRST MONTAUK FINANCIAL CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)




                         COMMISSION FILE NUMBER: 0-6729
                                                 ------

                NEW JERSEY                           22-1737915
                ----------                           ----------
     (State or other jurisdiction of      (I.R.S. Employer Identification No.)
     incorporation or organization)

                            Parkway 109 Office Center
                             328 Newman Springs Road
                               Red Bank, NJ 07701
              (Address and zip code of principal executive offices)

                                 (732) 842-4700
               (Registrant's telephone number, including area code)




CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

      |_| Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)
      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))
      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

             To the extent required by Item 1.01 of Form 8-K, the information contained in Item 8.01 of this Current Report is incorporated by reference in this Item 1.01.


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

             To the extent required by Item 5.02 of Form 8-K, the information contained in Item 8.01 of this Current Report is incorporated by reference in this Item 5.02.


Item 8.01    Other Events


             On September 29, 2006, First Montauk Securities Corp. ("FMSC"), a registered broker-dealer and the principal subsidiary of First Montauk Financial Corp. ("Registrant") executed a consent order ("Consent Order") with the New Jersey Bureau of Securities ("Bureau") relating to an investigation into the sale by FMSC of certain high yield bonds to FMSC's clients from 1998 to 2001, and the subsequent resale of those securities to other customers in 2001. The Registrant previously reported in its Form 10-Q for the quarter ended June 30, 2006 that it was in the final stages of resolving this investigation.

             Pursuant to the Consent Order, FMSC is required, within 30 business days from the date of entry of the Consent Order, to retain an independent consultant, not objectionable to the Bureau, to review FMSC's business practices and procedures for branch offices supervision, suitability standards, and monitoring of agent sales activities. The independent consultant will confer with FMSC and the Bureau to identify areas af concern.

             The Consent Order also provides that, within 120 business days from the date FMSC retains the independent consultant, FMSC will require the independent consultant to furnish a report to FMSC which report will be reviewable by the Bureau. The purpose of the report is to address the scope and subject matter specifications agreed to pursuant to the Consent Order. FMSC is thereafter required within 30 business days from the date of the independent consultant's report to submit to the Bureau a report outlining all changes it intends to make to its business practices and procedures for branch office supervision, suitability standards, and monitoring of agent sales activities in response to the independent consultant's report, including a timeline for implementation that is not objectionable to the Bureau.

             The Consent Order also requires FMSC to pay a civil monetary penalty of $475,000 upon entry of the Consent Order.

             Herbert Kurinsky and William J. Kurinsky, two directors of the Registrant, have also agreed with the Bureau to resign from all board, managerial or supervisory positions at the Registrant or any of its successors or affiliates no later than 30 business days from September 29, 2006. Currently, both Herbert Kurinsky and William J. Kurinsky are each a member of the board of directors of the Registrant.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                               FIRST MONTAUK FINANCIAL CORP.

                                               By:   /s/ Victor K. Kurylak
                                                  ------------------------------
                                                  Name:  Victor K. Kurylak
                                                  Title: President and
                                                         Chief Executive Officer
                                                  Date:  October 4, 2006